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                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 APRIL 21, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                       LATTICE SEMICONDUCTOR CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           DELAWARE                 000 - 18032             93-0835214
 (State or other jurisdiction     (Commission File       (I.R.S. Employer
      of incorporation)               Number)            Identification No.)


                                5555 NE MOORE COURT
                             HILLSBORO, OR 97124-6421
                     ----------------------------------------
                     (Address of principal executive offices)


                                   (503) 681-0118
               ----------------------------------------------------
               (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

         On April 21, 1999 Lattice Semiconductor Corporation (the "Registrant") entered into a Stock Purchase Agreement with Advanced Micro Devices, Inc. (the "Seller") pursuant to which the Registrant will acquire for cash all of the capital stock of Vantis Corporation, a wholly owned subsidiary of Seller. It is anticipated that the transaction will be completed before the end of Registrant's second fiscal quarter ending September 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

           Exhibit No.                      Description
              2.1          Stock Purchase Agreement, dated April 21, 1999,
                           between the Registrant and the Seller.

              99           Press Release dated April 21, 1999.



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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LATTICE SEMICONDUCTOR CORPORATION


Date: May 7, 1999                      By: /s/ Stephen A. Skaggs
                                          ---------------------------------
                                          Name: Stephen A. Skaggs
                                          Title: Senior Vice President -
                                                 Chief Financial Officer





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